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                                                                EXHIBIT 23(2)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 23, 1996 included or incorporated by reference in Lukens Inc.'s Form 10-K for the fiscal year ended December 30, 1995.



                                                     /s/ ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
August 2, 1996